UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2018

Twenty-First Century Fox, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32352	26-0075658
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1211 Avenue of the Americas, New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    212-852-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

As previously announced on June 20, 2018, Twenty-First Century Fox, Inc. (“21CF” or the “Company”), The Walt Disney Company (“Disney”), TWDC Holdco 613 Corp., a Delaware corporation and wholly owned subsidiary of Disney (“New Disney”), WDC Merger Enterprises I, Inc., a Delaware corporation and wholly owned subsidiary of New Disney, and WDC Merger Enterprises II, Inc., a Delaware corporation and wholly owned subsidiary of New Disney, entered into an Amended and Restated Agreement and Plan of Merger providing for New Disney to acquire 21CF (the “Merger”). In connection with the Merger and as previously announced by Disney on October 5, 2018, New Disney commenced (i) private offers to exchange (the “Exchange Offers”) any and all (to the extent held by eligible holders) outstanding notes (the “21CFA Notes”) issued by 21CF’s wholly owned subsidiary 21st Century Fox America, Inc. (“21CFA”) for up to $18,128,740,000 aggregate principal amount of new notes to be issued by New Disney and cash and (ii) related consent solicitations (the “Consent Solicitations”) being made by New Disney on behalf of 21CFA to adopt the Amendments (as defined below). On October 22, 2018, Disney announced that the requisite number of consents had been received to adopt the Amendments with respect to all outstanding 21CFA Notes. The results are based on early tenders in the Exchange Offers and the Consent Solicitations.

On October 22, 2018, 21CF and 21CFA entered into supplemental indentures (the “Supplemental Indentures”) relating to each of (i) the indenture, dated as of January 28, 1993 (as supplemented, amended or otherwise modified prior to the date of execution of the Supplemental Indentures, the “January 1993 Indenture”), (ii) the indenture, dated as of March 24, 1993 (as supplemented, amended or otherwise modified prior to the date of the Supplemental Indentures, the “March 1993 Indenture”) and (iii) the amended and restated indenture, dated as of February 16, 2011 (together with the January 1993 Indenture and the March 1993 Indenture, the “21CFA Indentures”) governing the 21CFA Notes, following the receipt of requisite consents of the holders of the 21CFA Notes pursuant to the previously announced Consent Solicitations.

The amendments (the “Amendments”) contained in the Supplemental Indentures amend the 21CFA Indentures to eliminate substantially all of the restrictive covenants contained therein, to release 21CF’s guarantee and to modify the reporting covenant contained therein so that following the Merger the Company is only required to comply with the reporting requirements, if any, set forth pursuant to the Trust Indenture Act of 1939, as amended. The Supplemental Indentures provide that the Amendments will become operative only upon the settlement of the Exchange Offers, with the result that the Amendments will be deemed to be revoked retroactive to the date of the Supplemental Indentures if the Exchange Offers are terminated or withdrawn prior to settlement or completion. The settlement of the Exchange Offers are conditioned upon, among other things, the consummation of the Merger.

The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indentures, copies of which are attached as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth above under Item 1.01 with respect to the Supplemental Indentures is hereby incorporated by reference into this Item 3.03.

Cautionary Notes on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction may not occur on the anticipated terms and timing or at all, (ii) the required regulatory approvals are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction,

(iii) the risk that a condition to closing of the transaction may not be satisfied (including, but not limited to, the receipt of legal opinions with respect to the treatment of certain aspects of the transaction under U.S. and Australian tax laws), (iv) the risk that the anticipated tax treatment of the transaction is not obtained, (v) an increase or decrease in the anticipated transaction taxes (including due to any changes to tax legislation and its impact on tax rates (and the timing of the effectiveness of any such changes)) to be paid in connection with the separation prior to the closing of the transactions could cause an adjustment to the number of shares of New Disney, a new holding company that will become a parent of both Disney and 21CF, and the cash amount to be paid to holders of 21CF’s common stock, (vi) potential litigation relating to the proposed transaction that could be instituted against 21CF, Disney or their respective directors, (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transactions, (viii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (ix) negative effects of the announcement or the consummation of the transaction on the market price of 21CF’s common stock, Disney’s common stock and/or New Disney’s common stock, (x) risks relating to the value of the New Disney shares to be issued in the transaction and uncertainty as to the long-term value of New Disney’s common stock, (xi) the potential impact of unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of New Disney’s operations after the consummation of the transaction and on the other conditions to the completion of the merger, (xii) the risks and costs associated with, and the ability of New Disney to, integrate the businesses successfully and to achieve anticipated synergies, (xiii) the risk that disruptions from the proposed transaction will harm 21CF’s or Disney’s business, including current plans and operations, (xiv) the ability of 21CF or Disney to retain and hire key personnel, (xv) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S., Australian or other foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the proposed transactions or cause the terms of the proposed transactions to be modified, (xvi) the ability of the parties to obtain or consummate financing or refinancing related to the transactions upon acceptable terms or at all, (xvii) the risk that New Fox, as a new company that currently has no credit rating, will not have access to the capital markets on acceptable terms, (xviii) the risk that New Fox may be unable to achieve some or all of the benefits that 21CF expects New Fox to achieve as an independent, publicly-traded company, (xix) the risk that New Fox may be more susceptible to market fluctuations and other adverse events than it would have otherwise been while still a part of 21CF, (xx) the risk that New Fox will incur significant indebtedness in connection with the separation and distribution, and the degree to which it will be leveraged following completion of the distribution may materially and adversely affect its business, financial condition and results of operations, (xxi) as well as management’s response to any of the aforementioned factors.

These risks, as well as other risks associated with the proposed transactions, are more fully discussed in the updated joint proxy statement/prospectus included in the registration statement on Form S-4 of New Disney that was filed in connection with the transaction, and will be more fully discussed in the registration statement with respect to New Fox. While the list of factors presented here and in the updated joint proxy statement/prospectus included in the Form S-4 are, and the list of factors presented in the registration statement of New Fox will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on 21CF’s, Disney’s or New Disney’s consolidated financial condition, results of operations, credit rating or liquidity. Neither 21CF, Disney nor New Disney assume any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

4.1	Seventeenth Supplemental Indenture, dated as of October 22, 2018, to the Indenture, dated as of January 28, 1993, among the Company, 21CFA and U.S. Bank National Association, as trustee.

4.2	Thirteenth Supplemental Indenture, dated as of October 22, 2018 to the Amended and Restated Indenture, dated as March 24, 1993, among the Company, 21CFA and The Bank of New York Mellon, as trustee.

4.3	First Supplemental Indenture, dated as of October 22, 2018, to the Amended and Restated Indenture, dated as February 16, 2011, among the Company, 21CFA and The Bank of New York Mellon, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWENTY-FIRST CENTURY FOX, INC.

By:	/s/ Janet Nova
Janet Nova
Executive Vice President and Deputy
Group General Counsel

Dated: October 22, 2018